UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 17, 2005


                                   XDOGS, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEVADA                         1-12850                  84-1168832
         ------                         -------                  ----------
 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)                File Number)        Identification No.)


                          7000 Flour Exchange Building
                             310 Fourth Avenue South
                          Minneapolis, Minnesota 55415
                          ----------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (612) 359-9020

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.01.  Changes in Control of Registrant

On February 17, 2005, XDOGS, Inc. (XDOGS"), elected the following individuals to serve on The Company's Board of Directors until the next shareholder meeting:

        1.       Bruce Schreiner
        2.       James Iman
        3.       Gerald McIlhargey
        4.       Ronald Abercrombie

On February 17, 2005, XDOGS named Ronald Abercrombie as Interim Chief Operating Officer of the Company, to assist The Company with the proposed transaction as contemplated in the Letter of Intent between XDOGS, Inc., and Mid-Continent Investments Corporation ("MCI") and/or its assigns.


Item 8.01.  Other Events

On February 17, 2005, we signed a non-binding letter of intent to acquire an undivided eighty percent (80%) net revenue interest in the leasehold ("The Leasehold") described as follows:

The Southwest Quarter (SW 1/4) of Section Thirty-Six (36), and the Southeast Quarter (SE 1/4) and the Northeast Quarter of the Southwest Quarter (NE 1/4 SW 1/4), Section Thirty-Three (33) South, Range Fourteen (14) West, Montgomery County, Kansas

From MCI and/or its assign; in exchange XDOGS will issue and deliver to MCI and/or its assigns eighty percent (80%) of its outstanding common stock free and clear of all liens, claims and encumbrances in exchange for all of the assets (whether tangible or intangible) necessary for, used in or useful to MCI's operation of The Leasehold. Upon closing of the Transaction, XDOGS would acquire The Leasehold free and clear of all claims, liens or encumbrances of any kind except for those liabilities of MCI which, after completion of due diligence, XDOGS expressly agrees to assume (the "Assumed Liabilities").

The transaction is subject to the negotiation of a definitive merger agreement and completion of our due diligence investigation of The Leasehold. We cannot assure that we will successfully negotiate and consummate the merger or ever be profitable.

Item 9.01.  Exhibits

10.2     Letter of Intent dated February 17, 2005 between the Company and MCI.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          XDOGS, INC.

                                          By:  /s/ Kent A. Rodriguez
                                               ---------------------------------
                                               Kent A. Rodriguez, President and
                                               Chief Executive Officer